UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             May 23, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-30575                   91-2032368
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


         4991 CORPORATE DRIVE                              HUNTSVILLE, AL 35805
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

       On May 23, 2006, Avocent Corporation distributed a press release announcing (i) a realignment of the Avocent Embedded Software and Solutions ("AESS") Division to report to Tom Miller, Senior Vice President of Global OEM Markets, effective June 1, 2006, and (ii) the departure of Mark Lee, formerly Senior Vice President and General Manager of the AESS Division, to pursue other activities. The press release is incorporated herein by reference and is furnished as Exhibit 99.15 hereto.


Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number   Description of Exhibit
       --------------   ----------------------

       99.15            Press Release Issued May 23, 2006

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AVOCENT CORPORATION

Date: May 23, 2006
                                           By: /s/ Edward H. Blankenship
                                               ---------------------------------
                                               Edward H. Blankenship
                                               Senior Vice President of Finance,
                                               Chief Financial Officer and
                                               Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit         Description
-------         -----------

99.15           Press Release Issued May 23, 2006